                     UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2003

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

               KANSAS                                        48-1070996
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                       Identification No.)

            11935 RILEY                                      66225-6128
       OVERLAND PARK, KANSAS
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (913) 338-1000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

             99.1 Press Release Dated October 10, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND FINANCIAL
   CONDITION.

         On October 10, 2003, Blue Valley Ban Corp issued a press release announcing financial results for its fiscal third quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Regulation FD and Item 12 of Form 8-K.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 BLUE VALLEY BAN CORP


         Date:  October 10, 2003                 By: /s/ Mark A. Fortino
                                                     ---------------------------
                                                     Mark A. Fortino, Treasurer